Exhibit 10.16

DEED POLL

given by

2013 Bondholders

in favour of

Parnell Pharmaceuticals Holdings Pty Ltd (ACN 137 904 413)

Level 10

Atanaskovic Hartnell House

75-85 Elizabeth Street

Sydney NSW

Australia 2000

“Liability limited by a scheme approved under Professional Standards Legislation”

DEED POLL given on 30 May, 2014

by:

The 2013 bondholders as listed in the Schedule (the “Bondholders”)

in favour of:

Parnell Pharmaceuticals Holdings Pty Ltd (ACN 137 904 413) of Unit 4, Century Estate, 476 Gardeners Road Alexandria, NSW, 2015 (the “Company”)

Recitals

A.	During February to September 2013, the Bondholders entered into the Conditions of 2013 Bonds (the “Bondholders’ Agreement”) with the Company to invest in bonds issued by the Company on and subject to the conditions in the Bondholders’ Agreement.

B.	The Company proposes to enter into an Underwriting Agreement (“Underwriting Agreement”) relating to a public offering and sale of its ordinary shares (“IPO”) described in the prospectus contained in the Company’s Form F-1 registration statement, as amended (the “Registration Statement”), filed by the Company under the US Securities Act of 1933 with the US Securities and Exchange Commission.

C.	Simultaneously with the Company entering into the Underwriting Agreement, shareholders in the Company have agreed to the termination of the agreement between the Company and shareholders dated 31 March 2011 governing their relationship and respective rights and obligations (“Shareholders’ Deed”).

D.	This deed is to ensure continuation of the bonds and the Bondholders Agreement despite the termination of the Shareholders’ Deed to which the Bondholders’ Agreement refers. In addition, it amends the Bondholders Agreement to reflect the receipt of all Exercise Notices in relation to Warrant Rights on all bonds and the issuance of all Warrant Shares on 20th May, 2014.

Operative Provisions

1.	This deed is executed as a deed poll in favour of the Company and each other Bondholder.

2.	This deed comes into effect upon the execution of it (including a counterpart of it) by all Bondholders or the holders of at least 75% of the 2013 Bonds and the Company receiving notice from the Bondholder’s Representative in accordance with clause 16.1 of the Bondholders’ Agreement.

3.	All Bondholders are bound by this deed.

4.	All Bondholders acknowledge that the Shareholders’ Deed will be terminated automatically upon the Company entering into the Underwriting Agreement.

5.	Except as expressly provided in this agreement, the provisions of the Bondholders’ Agreement remain in full force and effect.

6.	All Bondholders’ hereby relinquish any right, claim or interest which would otherwise have arisen under the Bondholders’ Agreement in respect of the termination of the Shareholders’ Deed.

7.	All Bondholders’ agree to the following amendments to the Bondholders’ Agreement.

(i)	The definition of “Bondholder Representative” in clause 1.1 is deleted.

(ii)	The definition of “Cash Consideration” in clause 1.1 is deleted.

(iii)	The definition of “Exercise Notice” in clause 1.1 is deleted.

(iv)	The definition of “Fully-Diluted” in clause 1.1 is deleted.

(v)	The definition of “Initial Completion” in clause 1.1 is deleted.

(vi)	The definition of “Majority Owner” in clause 1.1 is deleted.

(vii)	The definition of “Reserved Matter” in clause 1.1 is deleted.

(viii)	The definition of “Share Consideration” in clause 1.1 is deleted.

(ix)	The definition of “Valuation Event” in clause 1.1 is deleted.

(x)	The definition of “Warrant Consideration” in clause 1.1 is deleted.

(xi)	The definition of “Warrant Shares” in clause 1.1 is deleted.

(xii)	Clause 2.4 is deleted.

(xiii)	Sub-clause 5.1(e) is deleted.

(xiv)	Clause 6 is deleted.

(xv)	Clause 8 is deleted.

(xvi)	Schedule 2 is deleted in its entirety.

(xvii)	Schedule 3 is deleted in its entirety.

(xviii)	Clause 12.4 is amended to delete the following phrase:

“either or both under Condition 6 or”

(xix)	Clause 16.1 is deleted and replaced with:

“16.1 Apart from this Condition 16.1 and subject to Condition 16.3, these Conditions may be amended by the Company giving reasonable notice to the Bondholders and obtaining written consent to the proposed amendment(s) by Bondholders with at least 75% of the 2013 Bonds then on issue”.

8.	All Bondholders’ agree that the above amendments of the Bondholders’ Agreement do not affect the validity or enforceability of the of the Bondholders’ Agreement.

General

9.	This deed is governed by the law in force in New South Wales.

Executed as a deed poll

EXECUTED by [Bondholder name] in the presence of:

Signature

Print Name

Witness

SCHEDULE

2013 Bondholders

•	Andrew MacLeod
•	Jacqueline McCarthy
•	Australasian Merchandisers Pty Ltd Superannuation Fund
•	Lilyvale Farm Pty Ltd ATF McCarthy Superannuation Fund
•	Alexander Mark Colin-Jones
•	Jeffp Investments Pty Ltd ATF Jeff Phillips Family Trust
•	Tim Charles Plunkett
•	James Schofield
•	R T Joseph Holdings Pty Ltd ATF Joseph Superannuation Fund
•	Paul Robert Allen
•	Christopher Stanford
•	Holdfast Capital Pty Ltd ATF Dunvegan Trust
•	Everken Pty Ltd ATF Waller Superfund
•	Mary Elizabeth MacLeod
•	Robert Broomhead
•	Kerribee Pty Ltd ATF Kerribee Super Fund
•	Tyler C Vaughey
•	Marwaya Pty Ltd ATF Penney Family Trust
•	Jennie-Maree Jarick
•	D.A. Fitzgerald Superannuation Fund
•	E.K. Vikor Superannuation Fund

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